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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Hamilton Bancorp Inc. on Form S-8 of our report dated March 24, 2000, appearing in the Annual Report on Form 10-K of Hamilton Bancorp Inc. for the year ended December 31, 1999.





Certified Public Accountants
Miami, Florida
June 22, 2000